UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                            ___________________


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 1, 1998



                       EMISPHERE TECHNOLOGIES, INC.
          (Exact name of registrant as specified in its charter)



            DELAWARE                1-10615            13-3306985
   (State or jurisdiction of    (Commission File    (I.R.S. Employer
        incorporation or            Number)          Identification
         organization)                                  Number)




           765 Old Saw Mill River Road
               Tarrytown, New York                10591
              (Address of principal            (Zip Code)
                executive offices)



     Registrant's telephone number, including area code (914) 347-2220

             SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    Certain statements in this Form 8-K constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: uncertainties related to future test results and viability of the Company's product candidates, which are in the early stages of development; the need to obtain regulatory approval for the Company's product candidates; the Company's dependence on partnerships with pharmaceutical and other companies to develop manufacture and commercialize products using the Company's drug delivery technologies; the Company's dependence on the success of its joint venture with Elan Corporation plc ("Elan") for the development and commercialization of an oral heparin and low molecular weight heparin product, its strategic alliance with Eli Lilly and Company ("Lilly") for the development and commercialization of certain of Lilly's therapeutic proteins and its research collaboration with Novartis Pharma AG ("Novartis") to investigate the Company's technology for oral delivery of two selected Novartis compounds; the risk of technological obsolescence and risks associated with the Company's highly competitive industry; the Company's dependence on patents and proprietary rights; the Company's absence of profitable operations and need for additional capital; the Company's dependence on others to manufacture the Company's chemical compounds; the risk of product liability and policy limits of product liability insurance; potential liability for human clinical trials; the
Company's dependence on key personnel and the quality, judgment and strategic decisions of management and other personnel; uncertain availability of third-party reimbursement for commercial medical products; general business and economic conditions; and other factors referenced in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 and other periodic filings with the Securities and Exchange Commission.


Item  4.  Changes in Registrant's Certifying Accountants.

     On October 1, 1998 Emisphere Technologies, Inc. (the "Company") engaged PricewaterhouseCoopers LLP as the independent accountants to audit the financial statements of Ebbisham Limited ("Ebbisham"), the joint venture company owned equally by the Company and Elan Corporation plc. PricewaterhouseCoopers LLP has served as the Company's auditors since November of 1991.

     KPMG, Ebbisham's independent chartered accountants upon whose opinion PricewaterhouseCoopers LLP relied for the period from the commencement of its operations on September 26, 1996 to July 31, 1997, will continue as Ebbisham's independent chartered accountants but has been dismissed by the Company with respect to an opinion upon which PricewaterhouseCoopers LLP will rely for the fiscal year ended July 31, 1998.

   Neither PricewaterhouseCoopers LLP's report on the Company's financial statements for the 1996 and 1997 fiscal years nor KPMG's report on Ebbisham for the period from the commencement of its operations to July 31, 1997 contained an adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's 1996 and 1997 fiscal years and the subsequent period preceding the dismissal of KPMG, there were neither (i) disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter thereof in connection with its report nor (ii) any of the reportable events listed in paragraphs
(a)(1)(v)(A) through (D) of Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

   Prior to the engagement of PricewaterhouseCoopers LLP as the independent accountant to audit Ebbisham's financial statements, neither the Company nor Ebbisham consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. The Company's decision to change accountants with respect to the audit of Ebbisham's financial statements was not recommended or approved by the audit committee of the Company's Board of Directors.



                                SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      EMISPHERE TECHNOLOGIES, INC.


                                      by /s/ Michael M. Goldberg
Date: October 1, 1998                  Michael M. Goldberg, M.D.
                                       Chairman of the Board and
                                        Chief Executive Officer

                            EXHIBIT INDEX


Exhibit
Number    Description

 16 letter dated October 1, 1998 from KPMG to the Securities and Exchange Commission

                                                   1 October 1998



Securities and Exchange Commission
Washington, D.C.  20549
USA



Ladies and Gentlemen


We were previously principal accountants for Ebbisham Limited, a joint venture company between Emisphere Technologies, Inc. and Elan Corporation plc, and, under the date of October 28, 1997, we reported on the financial statements of Ebbisham Limited for the period from the commencement of its operations on September 26, 1996 to July 31, 1997 and as of July 31, 1997. On October 1, 1998 our appointment as principal accountants was terminated. We have read Emisphere Technologies, Inc.'s statements included under Item 4 on its Form 8-K dated October 1, 1998 and we agree with the statements.


Yours faithfully





KPMG
Chartered Accountants
Registered auditors
Dublin, Ireland